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                                                                    EXHIBIT 10.7

                                   AGREEMENT
                                   ---------

     This Agreement is between Pro-Mark Holdings, Inc., a Delaware corporation with an office at 33 North Road, Peace Dale, Rhode Island 02883 ("Pro-Mark") and Gary Cripps, an individual with an address at P.O. Box 248, Smithville, Tennessee 37166 ("Consultant").

                                    Recitals
                                    --------

     A. Pro-Mark provides marketing and marketing support service& to retail pharmacies, including without limitation, assistance to retail pharmacy associations in the development and marketing of prescription drug benefit programs.

     B. Consultant has specialized knowledge, experience and expertise useful to the business of Pro-Mark.

                                   Agreement
                                   ---------

     In consideration of the mutual promises set forth in this Agreement, Pro-Mark and Consultant agree as follows:

1.   Retention of Consultant.
     -----------------------

     Pro-Mark retains Consultant, and Consultant accepts such retainer, to provide the consulting services described in Section 2 hereof (collectively,
                                                     -
the "Services").

2.   Scope of Services.
     -----------------

     (a) The Services to be provided by Consultant hereunder shall include, but not be limited to, consultation, advice and assistance in the following areas:

          (i)    marketing and sales;

          (ii)   business, government and public relations;

          (iii)  strategic planning; and

          (iv) such other areas as from time to time may be agreed upon by the parties.

     (b) Consultant shall be available to perform Services agreed upon at reasonable times upon reasonable notice. Consultant shall not be required to devote full business time and effort to performance of the Services.
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3.   Compensation.
     ------------

     In consideration of Consultant's performance of the Services, Pro-Mark shall pay Consultant the following amounts at the following times:

     (a) The amount of Five Thousand Five Hundred Dollars ($5,500) each month during the term of this Agreement; and

     (b) Such additional amounts for such special projects undertaken by Consultant as from time to time may be agreed upon by the parties.

4.   Term; Termination.
     -----------------

     (a) This Agreement shall commence as of the date hereof and shall continue until January 1, 1997 and thereafter for successive periods of one year each, until written notice of non-renewal is given by a party at least ninety (90) days before the expiration of the initial or any renewal term.

     (b) Pro-Mark may terminate this Agreement by notice to Consultant in the event of: (i) Consultant's negligent performance of or inability to perform Consultant's duties hereunder, (ii) conviction of Consultant of a crime involving fraud, deceit, theft or dishonesty; (iii) breach by Consultant of any of the terms of this Agreement; or (iv) death of Consultant.

5.   Press and Government Relations; Status of the Parties.
     -----------------------------------------------------

     (a) Consultant shall not represent Pro-Mark before any governmental office or body, nor shall Consultant issue any written or oral statement or other communication to any press or other media organization in its capacity as a consultant to Pro-Mark, unless specifically directed to do so in advance by Pro-Mark.

     (b) Consultant shall not make or authorize any payment directly or indirectly to any person who is an official of any government or of any instrumentality thereof for the purpose of inducing such official to (i) use his influence with such government, or (ii) fail to perform his official functions, in either case to assist Pro-Mark or Consultant in obtaining or retaining business for, or directing business to, any person, or to influence legislation or regulations of any government or any instrumentality thereof.

     (c) Nothing in this Agreement shall create the relationship of employer and employee, partnership, principal and agent or joint venture between Pro-Mark and Consultant. Pro-Mark, on the one hand, and Consultant, on the other, are independent contractors, and Consultant shall have no authority to bind Pro-

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Mark, nor will Consultant or any employee or agent of Consultant represent to any person that Consultant has such authority.

6.   Conflicting Commitments; Additional Representations.
     ---------------------------------------------------

     (a) Consultant represents and warrants that Consultant's acceptance of appointment under this Agreement has not breached, and that Consultant's performance of Services under this Agreement will not breach, any duty owed by Consultant under any law or court order, or to any other individual or entity, and Consultant agrees to indemnify Pro-Mark and hold it harmless from any claims, demands, costs, judgments, liabilities, losses, attorneys' fees and costs incurred as the result of a breach of this warranty.

     (b) Consultant represents and warrants that neither Consultant nor any of his partners or employees has been convicted of a serious crime, including crimes involving fraud, deceit, theft or dishonesty.

     (c) The terms of this Section shall survive the expiration or earlier termination of this Agreement, without time limitation.

7.   Confidentiality.
     ---------------

     (a) Consultant acknowledges a duty of confidentiality owed to Pro-Mark and shall not, at any time during or after the term of this Agreement (except as expressly authorized by Pro-Mark in writing) use, divulge or duplicate any information or copies or records thereof, in any medium, which is disclosed to or otherwise obtained by Consultant under or in connection with this Agreement, and which relates to Pro-Mark and/or its business operations, personnel, finances, income, expenditures, products or services ("Confidential Information"). Consultant acknowledges that all such Confidential Information is a valuable and unique asset of Pro-Mark, and that Consultant shall not acquire any rights thereto. Consultant further agrees to take all necessary precautions to prevent the unauthorized disclosure of such Confidential Information by others. Upon termination of this Agreement, Consultant shall deliver to Pro-Mark, without the necessity of notice or demand, all such Confidential Information and copies thereof then in the possession or control of Consultant.

     (b) The terms of this Section shall survive the expiration or earlier termination of this Agreement, without time limitation.

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8.   Non-Competition.
     ---------------

     (a) During the term of this Agreement, and for one year thereafter, Consultant shall not, directly or indirectly, compete with Pro-Mark or any of its subsidiaries.

     (b) The terms of this Section shall survive the expiration or earlier termination of this Agreement.

9.   Miscellaneous.
     -------------

     (a) Any notice given under this Agreement shall be in writing and deemed given when sent certified mail, return receipt requested, to a party at its address set forth on the first page of this Agreement or to such other address as hereafter may be specified by like notice given by such party.

     (b) This Agreement contains the entire understanding and agreement of the parties, superseding all prior understandings and agreements, with respect to its subject matter, including but not limited to that certain agreement dated January 7, 1994 between Consultant and Pro-Mark Drug Benefit Marketing Services, LLC.

     (c) If any part of this Agreement is determined to be unenforceable, the remainder may still be enforced. Consultant agrees that the restrictions in this Agreement are reasonable and necessary to protect Pro-Mark's business interests. If any such restriction is determined to be overly broad, it is to be interpreted as limited in duration or scope to the extent necessary to render it enforceable.

     (d) This Agreement may not be modified except in writing signed by both parties.

     (e) No waiver of any provision of this Agreement will be effective unless agreed to in writing by the party against whom such waiver is sought to be enforced. Waiver of any breach or default of this Agreement will not constitute a waiver of any subsequent or other breach or default of this Agreement, whether similar or otherwise.

     (f) Section headings are for convenience only and are not to be considered in the construction or interpretation of any provision of this Agreement.

     (g) This Agreement will bind and inure to the benefit of the parties and their respective heirs, successors, legal representatives and permitted assigns. This Agreement may be assigned by Pro-Mark to any person which is a successor in interest to Pro-Mark by purchase, merger or otherwise, which holds a greater than 50% ownership interest in Pro-Mark, or in

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which Pro-Mark holds a greater than 50% ownership interest.  This Agreement is not assignable by Consultant.

     (h) Employee agrees that in addition to any other legal or equitable remedies, Pro-Mark will be entitled to a temporary restraining order, injunction or other appropriate court order to prohibit actual or threatened breach of this Agreement.

     (i) The validity, interpretation and enforceability of this Agreement will be governed by Rhode Island law.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the 1st day of January, 1995.


Consultant:                   Pro-Mark Holdings, Inc.



________________________      ______________________________
Gary Cripps                   E. David Corvese, President

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